UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 15, 2005 ( February 9, 2005)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of	(Commission File	(Employer Identification
incorporation)	Number)	Number)

5200 Maryland Way, Suite 400, Brentwood, TN 37027-5018
(Address of principal executive offices)

(615) 221-8884
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ÿ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ÿ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) On February 9, 2005, American Homepatient, Inc. (the “Company”) announced the appointment of Frank Powers, age 56, as its new Chief Operating Officer, effective immediately. Mr. Powers has served as an Executive Vice President of the Company since November of 2004. During 2003 he acted as a consultant to Agco Corporation, a manufacturer and distributor of agricultural equipment. From 1996 until 2002, Mr. Powers served as an executive officer of Matria Healthcare, Inc., a provider of health services and medical devices. A press release dated February 9, 2005 announcing the appointment of Mr. Powers is attached as Exhibit 99.1, which press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1	Press Release dated February 9, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
	By:	/s/ Robert L. Fringer
Robert L. Fringer
Date: February 15, 2005		Vice President and Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated February 9, 2005.